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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Premier Farnell Corporation 401(k) Retirement Savings Plan (the "Company") on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


Date: June 27, 2003
                                      /s/ Peter D. Costello
                                      ---------------------
                                      Peter D. Costello
                                      Member of the Administrative Committee
                                      (equivalent of chief executive officer)


                                      /s/ Joseph R. Daprile
                                      ---------------------
                                      Joseph R. Daprile
                                      Member of the Administrative Committee
                                      (equivalent of chief financial officer)



A signed original of this written statement required by Section 906 has been provided to Premier Farnell Corporation and will be retained by Premier Farnell Corporation and furnished to the Securities and Exchange Commission or its staff upon request.